Property, plant and equipment	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about property, plant and equipment [abstract]
Property, plant and equipment
8.   Property, plant and equipment

	Mining	Non-producing	Plant and	Corporate office
	interests	properties	equipment	equipment	Total

Cost
Balance at January 1, 2016	$63,954	$75,746	$38,196	$161	$178,057
Assets additions	4,569	1,583	1,817	3	7,972
Change in decommissioning provision	(952)	61	-	-	(891)
Disposals	-	-	-	(83)	(83)
Balance at December 31, 2016	67,571	77,390	40,013	81	185,055
Assets additions	5,233	5,526	8,795	3	19,557
Property purchase option acquired	-	7,108	-	-	7,108
Change in decommissioning provision	(37)	38	-	-	1
Reclassification	31,595	(31,595)	-	-	-
Balance at December 31, 2017	$104,362	$58,467	$48,808	$84	$211,721

Accumulated depreciation
and depletion
Balance at January 1, 2016	$28,298	$50,502	$18,305	$77	$97,182
Depreciation/depletion for the year	3,112	-	4,261	15	7,388
Disposals	-	-	-	(63)	(63)
Balance at December 31, 2016	31,410	50,502	22,566	29	104,507
Depreciation/depletion for the year	3,438	-	3,261	10	6,709
Write-down of equipment	-	-	204	-	204
Balance at December 31, 2017	$34,848	$50,502	$26,031	$39	$111,420

Carrying value
at December 31, 2016	$36,161	$26,888	$17,447	$52	$80,548
at December 31, 2017	$69,514	$7,965	$22,777	$45	$100,301

On March 2, 2017, the Company entered into an option acquisition agreement with Impulsora Minera Santacruz S.A. de C.V., a wholly-owned subsidiary of Santacruz Silver Mining Ltd. (“Santacruz”), to acquire an existing option with Minera Hochschild Mexico S.A. de C.V. (“Hochschild”) for the right to acquire a 100% interest of the San Felipe property located in Sonora, Mexico for total consideration of $15 million in cash, payable in two installments. The purchase of the option of $5 million to Santacruz plus an initial option payment of $2 million to Hochschild, plus applicable VAT, was paid with cash on hand by the Company in March while the final option payment of $8 million, plus applicable VAT, was payable to Hochschild on or before December 15, 2017. On December 1, 2017, the final option payment of $8 million plus applicable VAT was amended to become option payments of $0.5 million payable on January 1, 2018, $0.5 million payable on April 1, 2018, $1.0 million payable on July 1, 2018, with the remaining balance of $6.0 million payable on or before December 31, 2018.

Effective December 19, 2017, the San Rafael mine declared commercial production which the Company defined as operating at an average of 80% designed production capacity with saleable concentrate recoveries within 5% of its mining feasibility study over a two week period. The Company transferred $31.6 million in net book value from non-producing properties to mining interests, net of pre-commercial production revenue of $4.0 million and historical carrying value of $25.2 million.

Non-current assets are tested for impairment or impairment reversals when events or changes in circumstances suggest that the carrying amount may not be recoverable. A write-down of $0.2 million related to the U.S. operations was recorded for the year ended December 31, 2017 as a result of writing down carrying amounts of equipment to recoverable amounts. No other impairment or impairment reversal indicators were identified for the year ended December 31, 2017.

The amount of borrowing costs capitalized as property, plant and equipment was $0.7 million during the year ended December 31, 2017 (2016: nil).